Exhibit 10.11

AMENDMENT TO CHANGE OF CONTROL AND SEVERANCE AGREEMENT

This Amendment to the Change in Control and Severance Agreement (the “Amendment”) is entered into by and between BioCardia, Inc. (the “Company”) and Peter Altman (“Executive”) (together, the “Parties,” or individually, a “Party”).

RECITALS

WHEREAS, Executive signed the Change in Control and Severance Agreement with the Company on August 22, 2016 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Severance Entitlement(s).

a.        Section 3(b) of the Agreement shall be amended to include the following subsection (iv):

Notwithstanding any other provision set forth in this Agreement, so long as a good faith effort is made to pay executive severance that is due as if the severance were a liability of the BioCardia Board of Directors, for any termination of Executive without Cause under this provision which results due to a winding up of the business of BioCardia, which is followed by disposition of BioCardia assets, Executive agrees that personal resources that are unrelated to the disposition of BioCardia assets resulting from the winding up of the business of BioCardia of any BioCardia officers or BioCardia directors will not be pursued to cover the severance payments Executive is to receive under this agreement.

2.	Notice.

a.        Section 9 (iv) (B) will be updated with the following:

(B) if to the Company, at the following address:

BioCardia, Inc.

320 Soquel Way

Sunnyvale, California 94085

Attention: Chief Executive Officer

3.            Full Force and Effect. To the extent not expressly amended hereby, the Agreement shall remain in full force and effect.

4.            Effective Date. This Amendment is effective as of May 30, 2024 (the “Effective Date”).

5.          Entire Agreement; No Oral Modification. This Amendment constitute the full and entire understanding and agreement between the Company and Executive with regard to the amendment of the Agreement. This Amendment supersedes any prior promises, agreements, or understandings related to the subject matter hereof and may be amended only in writing signed by the Company’s Board of Directors.

6.            Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth below.

EXECUTIVE

Dated:	5/30/2024	By	/s/ David McClung
David McClung
Chief Financial Officer

COMPANY

Dated:	5/30/2024	By	/s/ Peter Altman
Peter Altman
President and CEO

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